SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 25, 2002



                           SISTERSVILLE BANCORP, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Delaware                       0-22535                31-1516424
 ---------------------------         --------------       ----------------------
(State or other jurisdiction         (SEC File No.)      (IRS Employer
 of incorporation)                                        Identification Number)



726 Wells Street, Sistersville, West Virginia                           26175
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, with area code;                (304) 652-3671
                                                              --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                           SISTERSVILLE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events

     On September 25, 2002, the Registrant announced that it had completed the repurchase of 23,031 shares or 5% of its outstanding common stock in the open market pursuant to a stock repurchase program originally announced by the Registrant on April 1, 2002. The Registrant currently has 437,592 shares outstanding.

     For further details, reference is made to the Press Releases dated September 25, 2002 and April 1, 2002, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

Exhibit 99.1 -- Press Release dated September 25, 2002.
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Exhibit 99.2 -- Press Release dated April 1, 2002.
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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SISTERSVILLE BANCORP, INC.



Date:    September 27, 2002                 By: /s/ Stanley M. Kiser
         ------------------                     --------------------------------
                                                Stanley M. Kiser
                                                President and Chief
                                                Executive Officer